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                                                                   Exhibit 10.66

                        ORTHO-CLINICAL DIAGNOSTICS, INC.
                                 U.S. Route 202
                                Raritan, NJ 08869

 June 15, 1998

 CORVAS INTERNATIONAL, INC.
 3030 Science Road
 San Diego, CA 92121

 RE: Termination of Supply Agreement

 Ladies and Gentlemen:

 This letter will confirm our agreement to terminate that certain Supply Agreement dated June 8, 1992 (the "Supply Agreement") between Corvas International, Inc. ("CORVAS") and Ortho-Clinical Diagnostics, Inc., successor by merger to Ortho Diagnostic Systems Inc. ("OCD") (Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Supply Agreement.) CORVAS and OCD hereby agree that, effective as of the date of this letter, the Supply Agreement shall terminate and all rights and obligations thereunder shall be extinguished; PROVIDED, HOWEVER, that termination of the Supply Agreement shall neither affect the rights and obligations of the parties accrued through June 15, 1998, including, without limitation, the provisions set forth in Section 6 of the Supply Agreement relating to Products manufactured or distributed during the term of the Supply Agreement, nor terminate Sections 12, 13, 15, 16, 18 - 26 of the Supply Agreement.

 Please acknowledge your agreement with the forcing by having a copy of this letter executed below on your behalf by your fully authorized representatives.

 Very truly yours,

 ORTHO-CLINICAL DIAGNOSTICS, INC.

 By: /s/ LAWRENCE B. STELMACH
    -------------------------

 Name: Lawrence B. Stelmach
       --------------------

 Title: V.P. and G.M. Hemostasis B.V.
        -----------------------------

 Agreed to and accepted June 15, 1998

 CORVAS INTERNATIONAL, INC.

 By: /s/ RANDALL E. WOODS
    ---------------------

 Name: Randall E. Woods
       ----------------

 Title: President & CEO
        ---------------
        November 6, 1998